Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Brian A. Deck, Interim Chief Executive Officer and Chief Financial Officer of John Bean Technologies Corporation (the “Company”), do hereby certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(a)
the Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended June 30, 2020, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 29, 2020

/s/ Brian A. Deck
Brian A. Deck
Interim Chief Executive Officer and Chief Financial Officer
(Principal executive officer and principal financial officer)